                        CUMMINS ENGINE COMPANY, INC.

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
P               THE COMPANY FOR ANNUAL MEETING APRIL 5, 1994
R
O
X
Y

    The undersigned hereby constitutes and appoints J. Irwin Miller and Franklin A. Thomas, and each of them, true and lawful agents with full power of substitution in each, to vote as proxy of the undersigned at the Annual Meeting of the shareholders of Cummins Engine Company, Inc. to be held at the Columbus East High School Auditorium, 230 South Marr Road, Columbus, Indiana on April 5, 1994, and at any adjournments thereof, on all matters coming before said meeting.

       BENEFIT TRUST PARTICIPANTS ONLY: By marking this box, the undersigned hereby instructs the respective Trustees of the Company's Employee
    Stock Ownership Trust and Cummins Stock Fund portion of the Company's Retirement and Savings Plan to vote at said meeting the number of shares of common stock of the Company held on the undersigned's behalf in said Benefit Trusts ("Plan Shares") in the manner designated on this Proxy. Election of Directors, Nominees:

    Harold Brown, Robert J. Darnall, James D. Donaldson, Walter Y. Elisha, Hanna H. Gray, James A. Henderson, Dana G. Mead, J. Irwin Miller, William I. Miller, Donald S. Perkins, William D. Ruckelshaus, Henry B. Schacht, Franklin A. Thomas, J. Lawrence Wilson.

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. EXCEPT FOR PLAN SHARES, YOU NEED NOT MARK ANY ITEM BOXES IF YOU WISH TO VOTE SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                                  SEE REVERSE
                                                                     SIDE

- -------------------------------------------------------------------------------
[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.                       3111
                                                                     ----
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3 AND 4, BUT PLAN SHARES WILL BE VOTED IN ACCORDANCE WITH THE PROVISIONS OF THE BENEFIT
TRUSTS.
- --------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 AND 4.
- --------------------------------------------------------------------------------
                                                          FOR          WITHHELD
1. Election of Directors. (see reverse)                   [_]             [_]
For, except vote withheld from the following nominee(s):
- --------------------------------------------------------

2. Proposal to ratify Arthur Andersen & Co.          FOR   AGAINST   ABSTAIN
   as independent accountants.                       [_]     [_]       [_]

3. Proposal to approve Restricted Stock Plan for     FOR   AGAINST   ABSTAIN
   Non-Employee Directors                            [_]     [_]       [_]

4. Proposal to amend Restated Articles of            FOR   AGAINST   ABSTAIN
   Incorporation                                     [_]     [_]       [_]
- -----------------------------
TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL DIRECTOR NOMINEE, MARK ITEM 1
BOX "FOR" AND LIST NOMINEE'S NAME FOR WHICH AUTHORITY IS WITHHELD; OTHERWISE,
MARK "FOR" TO VOTE FOR ALL NOMINEES OR "WITHHELD" TO WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES.
- --------------------------------------------------------------------------------

                                                 The signer hereby revokes all
                                               proxies heretofore given by the
                                               signer to vote at said meeting or
                                               any adjournments thereof.

                                               NOTE: Please sign exactly as name
                                                     appears hereon. Joint
                                                     owners should each sign.
                                                     When signing as attorney,
                                                     executor, administrator,
                                                     trustee or guardian, please
                                                     give full title as such.

                                               --------------------------------
                                               SIGNATURE            DATE

                                               --------------------------------
                                               SIGNATURE            DATE